                                                                    EXHIBIT 99.1


                                    AGREEMENT

         The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D/A dated August 31, 2000, which this Agreement is filed as an exhibit, are filed on behalf of each of them.


Date: August 31, 2000              ENERGY CAPITAL INVESTMENT COMPANY PLC


                                   By: /s/ GARY R. PETERSEN
                                       -----------------------------------------
                                       Gary R. Petersen
                                       Director


Date: August 31, 2000              ENCAP EQUITY 1996 LIMITED PARTNERSHIP

                                   By: EnCap Investments L.L.C., General Partner


                                   /s/ ROBERT L. ZORICH
                                   ---------------------------------------------
                                       Robert L. Zorich
                                       Managing Director


Date: August 31, 2000              ENCAP INVESTMENTS L.L.C.


                                   /s/ ROBERT L. ZORICH
                                   ---------------------------------------------
                                       Robert L. Zorich
                                       Managing Director


Date: August 31, 2000              ENCAP EQUITY 1994 LIMITED PARTNERSHIP

                                   By: EnCap Investments L.L.C., General Partner


                                   /s/ ROBERT L. ZORICH
                                   ---------------------------------------------
                                       Robert L. Zorich
                                       Managing Director


Date: August 31, 2000              EL PASO CAPITAL INVESTMENTS, L.L.C.


                                   By: /s/ JOHN L. HARRISON
                                       -----------------------------------------
                                       John L. Harrison
                                       Vice President and
                                       Senior Managing Director

                                   SCHEDULE I
                    DIRECTORS, MANAGERS, EXECUTIVE OFFICERS,
                             OR CONTROLLING PERSONS

The name, business address, present principal occupation or employment and the name, principal business address of any corporation or other organization in which such employment is conducted, of (i) each of the executive officers and directors of Energy PLC (ii) the managing directors of EnCap Investments (which is the general partner of EnCap 96 LP and EnCap 94 LP), (iii) the directors and executive officers of El Paso Capital, (iv) the directors and officers of El Paso Energy, (v) the members and officers of El Paso Capital, and (v) the directors and officers of El Paso Field Services are set forth below:


                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------                 ------             ----------                    ------------
(i)  Energy Capital Investment Company PLC.

Peter C. Tudball C.B.E.                Director            Non-executive      Energy Capital Investment Company PLC
Casu Investments Ltd.               Energy Capital      Director of various      c/o Aberdeen Asset Management, 1
London House                      Investment Company         companies          Bow Churchyard, Cheapside, London
53-54 Haymarket                           PLC                                           EC4M 9HH, England
London SW1Y 4RP

Leo G. Deschuyteneer              Director of Energy    Executive Director                  Sofina SA
38 Rue de Naples                  Capital Investment       of Sofina SA                 38 Rue de Naples
B-1050                                Company PLC                                            B-1050
Brussels, Belgium                                                                           Brussels

Alan B. Henderson                 Director of Energy    Chairman of Ranger            Ranger Oil (UK) Ltd.
Ranger House                      Capital Investment       Oil (UK) Ltd.                  Ranger House
Walnut Tree Close                     Company PLC                                       Walnut Tree Close
Guildford, Surrey                                                                       Guildford, Surrey
GU1 4HS                                                                                      GU1 4HS

James F. Ladner                   Director of Energy    Executive Director            RP & C International
Gartenstrasse 10                  Capital Investment         of RP & C                  Gartenstrasse 10
CH-8002                               Company PLC          International                     CH-8002
Zurich, Switzerland                                                                    Zurich, Switzerland

Gary R. Petersen                       Director          Managing Director          EnCap Investments L.L.C.
1100 Louisiana                      Energy Capital       EnCap Investments               1100 Louisiana
Suite 3150                        Investment Company          L.L.C.                       Suite 3150
Houston, TX 77002                         PLC                                         Houston, Texas 77002

William W. Vanderfelt                  Director         Managing Partner of               Petercam S.A.
19 Place Sainte-Gudule              Energy Capital         Petercam S.A.             19 Place Sainte-Gudule
B-1000                            Investment Company                                         B-1000
Brussels, Belgium                         PLC                                           Brussels, Belgium

                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------                 ------             ----------                    ------------
(ii) EnCap Investments L.L.C.

Gary R. Petersen                   Managing Director     Managing Director          EnCap Investments L.L.C.
1100 Louisiana                     EnCap Investments     EnCap Investments     1100 Louisiana, Suite 3150 Houston,
Suite 3150                              L.L.C.                L.L.C.                        TX 77002
Houston, TX 77002

D. Martin Phillips                 Managing Director     Managing Director          EnCap Investments L.L.C.
1100 Louisiana                     EnCap Investments     EnCap Investments     1100 Louisiana, Suite 3150 Houston,
Suite 3150                              L.L.C.                L.L.C.                        TX 77002
Houston, TX 77002

Robert L. Zorich                   Managing Director     Managing Director          EnCap Investments L.L.C.
1100 Louisiana                     EnCap Investments     EnCap Investments     1100 Louisiana, Suite 3150 Houston,
Suite 3150                              L.L.C.                L.L.C.                        TX 77002
Houston, TX 77002

David B. Miller                    Managing Director     Managing Director          EnCap Investments L.L.C.
3811 Turtle Creek Blvd.            EnCap Investments     EnCap Investments          3811 Turtle Creek Blvd.,
Suite 1080                              L.L.C.                L.L.C.                       Suite 1080
Dallas, TX 75219                                                                       Dallas, Texas 75219

                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------                 ------             ----------                    ------------

(iii) El Paso Capital Investments, L.L.C.

Greg G. Jenkins                        President       President of El Paso    El Paso Capital Investments, L.L.C.
1001 Louisiana Street                                  Capital Investments,           1001 Louisiana Street
Houston, Texas 77002                                          L.L.C.                  Houston, Texas 77002

Timothy D Bourn                   Vice President and    Vice President and     El Paso Capital Investments, L.L.C.
1001 Louisiana Street               Senior Managing       Senior Managing             1001 Louisiana Street
Houston, Texas 77002                   Director         Director of El Paso           Houston, Texas 77002
                                                        Capital Investments

Kathleen M. Eisbrenner            Vice President and    Vice President and     El Paso Capital Investments, L.L.C.
1001 Louisiana Street               Senior Managing       Senior Managing             1001 Louisiana Street
Houston, Texas 77002                   Director         Director of El Paso            Houston, Texas 7700
                                                        Capital Investments

Larry M. Kellerman                Vice President and    Vice President and     El Paso Capital Investments, L.L.C.
1001 Louisiana Street               Senior Managing       Senior Managing             1001 Louisiana Street
Houston, Texas 77002                   Director         Director of El Paso            Houston, Texas 7700
                                                        Capital Investments

John L. Harrison                  Vice President and    Vice President and     El Paso Capital Investments, L.L.C.
1001 Louisiana Street               Senior Managing       Senior Managing             1001 Louisiana Street
Houston, Texas 77002                   Director         Director of El Paso            Houston, Texas 7700
                                                        Capital Investments

Steve Durio                         Vice President,     Vice President and     El Paso Capital Investments, L.L.C.
1001 Louisiana Street              Managing Director   Managing Director of           1001 Louisiana Street
Houston, Texas 77002                                      El Paso Capital              Houston, Texas 7700
                                                            Investments

Sean M. Cooper                      Vice President,     Vice President and     El Paso Capital Investments, L.L.C.
1001 Louisiana Street              Managing Director   Managing Director of           1001 Louisiana Street
Houston, Texas 77002                                      El Paso Capital              Houston, Texas 7700
                                                            Investments

Cecilia T. Heilmann                 Vice President,       Vice President,      El Paso Capital Investments, L.L.C.
1001 Louisiana Street              Managing Director     Managing Director            1001 Louisiana Street
Houston, Texas 77002                and Controller     and Controller of El            Houston, Texas 7700
                                                           Paso Capital
                                                            Investments

                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------                 ------             ----------                    ------------

(iv) El Paso Energy Corporation

Ronald L. Kuehn, Jr.                Chairman of the       Chairman of the          El Paso Energy Corporation
1001 Louisiana Street                    Board           Board of El Paso             1001 Louisiana Street
Houston, Texas 77002                                          Energy                  Houston, Texas 77002

William A. Wise                    President, Chief    Director, President,        El Paso Energy Corporation
1001 Louisiana Street             Executive Officer,    and Chief Executive           1001 Louisiana Street
Houston, Texas 77002                 and Director       Officer of El Paso            Houston, Texas 77002
                                                              Energy

H. Brent Austin                     Executive Vice        Executive Vice           El Paso Energy Corporation
1001 Louisiana Street                President and      President and Chief           1001 Louisiana Street
Houston, Texas 77002                Chief Financial    Financial Officer of           Houston, Texas 77002
                                        Officer           El Paso Energy

Joel Richards III                   Executive Vice        Executive Vice           El Paso Energy Corporation
1001 Louisiana Street              President, Human      President, Human             1001 Louisiana Street
Houston, Texas 77002                 Resources and         Resources and              Houston, Texas 77002
                                    Administration     Administration of El
                                                            Paso Energy

Ralph Eads                          Executive Vice        Executive Vice           El Paso Energy Corporation
1001 Louisiana Street                 President,            President,                1001 Louisiana Street
Houston, Texas 77002              Production, Power,    Production, Power,            Houston, Texas 77002
                                    and Gas Group      and Gas Group of El
                                                            Paso Energy

William A. Smith                    Executive Vice        Executive Vice           El Paso Energy Corporation
1001 Louisiana Street                 President,        President, Business           1001 Louisiana Street
Houston, Texas 77002                   Business          Development of El            Houston, Texas 77002
                                      Development           Paso Energy

Jeffrey I. Beason                     Senior Vice           Senior Vice            El Paso Energy Corporation
1001 Louisiana Street                President and         President and              1001 Louisiana Street
Houston, Texas 77002                  Controller         Controller of El             Houston, Texas 77002
                                                            Paso Energy

C. Dana Rice                          Senior Vice           Senior Vice            El Paso Energy Corporation
1001 Louisiana Street                President and         President and              1001 Louisiana Street
Houston, Texas 77002                   Treasurer       Treasurer of El Paso           Houston, Texas 77002
                                                              Energy

Britton White Jr.                   Executive Vice        Executive Vice           El Paso Energy Corporation
1001 Louisiana Street                President and         President and              1001 Louisiana Street
Houston, Texas 77002                General Counsel     General Counsel of            Houston, Texas 77002
                                                          El Paso Energy

Patricia A. Shelton                 President of El    President of El Paso        El Paso Energy Corporation
1001 Louisiana Street              Paso Natural Gas     Natural Gas Company           1001 Louisiana Street
Houston, Texas 77002                    Company                                       Houston, Texas 77002

John D. Hushon                      President of El    President of El Paso        El Paso Energy Corporation
1001 Louisiana Street                 Paso Energy      Energy International           1001 Louisiana Street
Houston, Texas 77002                 International            Company                 Houston, Texas 77002
                                        Company

Greg G. Jenkins                     President of El    President of El Paso        El Paso Energy Corporation
1001 Louisiana Street                 Paso Global         Global Networks             1001 Louisiana Street
Houston, Texas 77002                   Networks                                       Houston, Texas 77002

Robert G. Phillips                  President of El    President of El Paso        El Paso Energy Corporation
1001 Louisiana Street                 Paso Field          Field Services              1001 Louisiana Street
Houston, Texas 77002               Services Company           Company                 Houston, Texas 77002

James C. Yardley                      President,            President,             El Paso Energy Corporation
1001 Louisiana Street              Southern Natural    Southern Natural Gas           1001 Louisiana Street
Houston, Texas 77002                  Gas Company             Company                 Houston, Texas 77002

John B. Holmes, Jr.               President, El Paso    President, El Paso         El Paso Energy Corporation
1001 Louisiana Street             Production Company    Production Company            1001 Louisiana Street
Houston, Texas 77002                                                                  Houston, Texas 77002

Stephen C. Beasley                    President,       President, Tennessee        El Paso Energy Corporation
1001 Louisiana Street                Tennessee Gas     Gas Pipeline Company           1001 Louisiana Street
Houston, Texas 77002               Pipeline Company                                   Houston, Texas 77002

John W. Somerhalder II              Executive Vice        Executive Vice           El Paso Energy Corporation
1001 Louisiana Street                 President,        President, Pipeline           1001 Louisiana Street
Houston, Texas 77002                Pipeline Group       Group of El Paso             Houston, Texas 77002
                                                              Energy

Byron Allumbaugh                  Director/ Business     Retired Chairman,          610 Newport Center Drive
610 Newport Center Drive,          Consultant of El       Ralphs Grocery                    Suite 210
Suite 210                            Paso Energy             Company                Newport Beach, CA 92660
Newport Beach, CA 92660

Juan Carlos Braniff                 Director of El        Vice Chairman,           Universidad 1200, Col. XOCO
Universidad 1200, Col. XOCO          Paso Energy        Grupo Financiero             Mexico, D.F. C.P. 03339
Mexico, D.F. C.P. 03339                                      Bancomer



Max L. Lukens                       Director of El     Former President and              3415 Albans
3415 Albans                          Paso Energy         Chief Executive              Houston, Texas 77005
Houston, Texas 77005                                      Officer, Baker
                                                        Hughes Incorporated

Adrian M. Tocklin                   Director of El      President and Chief        Tocklin & Associates, Inc.
Tocklin & Associates, Inc.            Paso Energy       Executive Officer,           4961 Bocopa Lane South
4961 Bocopa Lane South                                       Tocklin &                   #801 Islamorada
#801 Islamorada                                          Associates, Inc.           St. Petersburg, FL 33715
St. Petersburg, FL 33715

Malcolm Wallop                      Director of El       Chairman, Western           Western Strategy Group
Western Strategy Group                Paso Energy         Strategy Group               1100 Wilson Blvd.,
1100 Wilson Blvd.,                                                                         Suite 1400
Suite 1400                                                                             Arlington, VA 22209
Arlington, VA 22209

Joe B. Wyatt                        Director of El       Chancellor, Chief            Vanderbilt University
Vanderbilt University                 Paso Energy       Executive Officer,              211 Kirkland Mall
211 Kirkland Mall                                          and Trustee,                Nashville, TN 37240
Nashville, TN 37240                                    Vanderbilt University

Selim K. Zilkha                     Director of El      Director of El Paso             750 Lausanne Road
750 Lausanne Road                     Paso Energy         Energy/Investor             Los Angeles, CA 90077
Los Angeles, CA 90077

James F. Gibbons                    Director of El         Professor at                Stanford University
Stanford University                   Paso Energy       Stanford University          Paul G. Allen Center for
Paul G. Allen Center for                               School of Engineering            Integrated Systems
Integrated Systems                                                                  Room 201 (Mail Stop 4075)
Room 201 (Mail Stop 4075)                                                              Stanford, CA 94305
Stanford, CA 94305

Ben F. Love                         Director of El        Investor/Retired             Chase Bank, Texas
600 Travis, 18th Floor                Paso Energy        Chairman and CEO,                Chase Tower
Houston, Texas 77002                                        Chase Bank               600 Travis, 18th Floor
                                                             of Texas                 Houston, Texas 77002

Kenneth L. Smalley                  Director of El     Retired President of            5 Queensview Court
5 Queensview Court                    Paso Energy       Phillips 66 Natural            Dallas, Texas 75225
Dallas, Texas 75225                                         Gas Company

Malcolm Wallop                      Director of El       Chairman, Western            Frontiers of Freedom
1100 Wilson Boulevard, Suite          Paso Energy       Strategy Group and           Western Strategy Group
1400                                                   Frontiers of Freedom     1100 Wilson Boulevard, Suite 1400
Arlington, VA 22209                                                                    Arlington, VA 22209

                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------                 ------             ----------                    ------------

(v)El Paso Field Services Company

William A. Wise                      Director and          Director and            El Paso Energy Corporation
1001 Louisiana Street               Chairman of the       Chairman of the             1001 Louisiana Street
Houston, Texas 77002               Board of El Paso     Board El Paso Field           Houston, Texas 77002
                                    Field Services      Services, Director,
                                                        President, and CEO
                                                         of El Paso Energy

Robert G. Philips                    Director and          Director and            El Paso Energy Corporation
1001 Louisiana Street               President of El    President of El Paso           1001 Louisiana Street
Houston, Texas 77002              Paso Field Services     Field Services              Houston, Texas 77002

H. Brent Austin                      Director and         Executive Vice           El Paso Energy Corporation
1001 Louisiana Street               Executive Vice      President and Chief           1001 Louisiana Street
Houston, Texas 77002                President of El    Financial Officer of           Houston, Texas 77002
                                  Paso Field Services   El Paso Energy and
                                                           El Paso Field
                                                             Services

Jeffrey I. Beason                     Senior Vice           Senior Vice            El Paso Energy Corporation
1001 Louisiana Street                President and         President and              1001 Louisiana Street
Houston, Texas 77002               Controller of El      Controller of El             Houston, Texas 77002
                                  Paso Field Services   Paso Energy and El
                                                        Paso Field Services

C. Dana Rice                          Senior Vice           Senior Vice            El Paso Energy Corporation
1001 Louisiana Street                President and         President and              1001 Louisiana Street
Houston, Texas 77002                Treasurer of El    Treasurer of El Paso           Houston, Texas 77002
                                  Paso Field Services   Energy and El Paso
                                                          Field Services

D. Mark Leland                        Senior Vice           Senior Vice            El Paso Energy Corporation
1001 Louisiana Street                President and      President and Chief           1001 Louisiana Street
Houston, Texas 77002                Chief Financial    Financial Officer of           Houston, Texas 77002
                                  Officer of El Paso       El Paso Field
                                    Field Services           Services

Britton White Jr.                   Executive Vice        Executive Vice           El Paso Energy Corporation
1001 Louisiana Street              President, Law of       President and              1001 Louisiana Street
Houston, Texas 77002                 El Paso Field      General Counsel of            Houston, Texas 77002
                                        Services        El Paso Energy and
                                                          El Paso Field
                                                             Services

Joel Richard II                     Executive Vice        Executive Vice           El Paso Energy Corporation
1001 Louisiana Street               President of El    President of El Paso           1001 Louisiana Street
Houston, Texas 77002              Paso Field Services   Energy and El Paso            Houston, Texas 77002
                                                          Field Services


(d) None of Energy PLC, EnCap 96 LP, EnCap 94 LP, EnCap Investments, El Paso Capital, EF-II Holdings, El Paso Energy, El Paso Field Services, or any of the individuals identified in this Schedule 1 has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e) None of Energy PLC, EnCap 96 LP, EnCap 94 LP, EnCap Investments, El Paso Capital, EF-II Holdings, El Paso Energy, El Paso Field Services, or any of the individuals identified in this Schedule 1 has, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f) Each of the individuals identified in this Schedule 1 is a citizen of the United States of America, with the exception of (i) Peter C. Tudball, C.B.E., Sir Peter G. Cazalet, Alan B. Henderson, and William W. Vanderfelt who are all citizens of the United Kingdom, (ii) Energy PLC which was formed under the laws of the United Kingdom, (iii) Leo G. Deschuyteneer who is a citizen of Belgium,
(iv) James F. Ladner who is a citizen of Switzerland, and (v) Juan Carlos Braniff who is a citizen of Mexico.